Earnings Summary August 1, 2017 Second Quarter 2017 Exhibit 99.3

Genworth 2Q17 Earnings Presentation - August 1, 2017 This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning & include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. (Genworth) and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including those discussed at the end of this presentation, as well as in the risk factors section of Genworth’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (SEC) on February 27, 2017. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP1 And Other Items All financial data is as of June 30, 2017 unless otherwise noted. For additional information, please see Genworth’s second quarter of 2017 earnings release and financial supplement posted at genworth.com. For important information regarding the use of non-GAAP and selected operating performance measures, see the Appendix. Unless otherwise noted, all references in this presentation to net income (loss) and adjusted operating income (loss) should be read as net income (loss) available to Genworth’s common stockholders and adjusted operating income (loss) available to Genworth’s common stockholders, respectively. Cautionary Note Regarding Forward-Looking Statements 1U.S. Generally Accepted Accounting Principles

Key Financial Themes For The 2nd Quarter Financial Performance U.S. Mortgage Insurance (MI) Second Quarter 2017 Adjusted Operating Earnings Increased 49% Compared To the Second Quarter Of 2016, Which Includes A Favorable $10MM Reserve Adjustment In The Current Quarter U.S. MI PMIERs1 Capital Level At 122%, In Excess Of $500MM Above Requirements & Up From 118% In The Prior Quarter & 115% In The Second Quarter 2016 Strong Loss Ratio Performance & Capital Levels For Canada MI Long Term Care Insurance (LTC) Continues To See Favorable Seasonal Existing Claim Experience & Strong In-Force Rate Action Results Holding Company Cash & Liquid Assets Of ~$860 Million Genworth 2Q17 Earnings Presentation - August 1, 2017 1Private Mortgage Insurer Eligibility Requirements

2Q17 Results Summary – Genworth Consolidated

Adjusted Operating Income (Loss)[1] ($MM)

U.S. MI: $91MM
- Continued Benefit In Net Cures & Aging Driving Favorable Reserve Adjustment
- Strong Loss Ratio Performance

Canada MI: $41MM
- Decrease In New Delinquencies & Strong Cure Activity
- Strong Loss Ratio Performance

Australia MI: $12MM
- Favorable Non-Reinsurance Recoveries On Paid Claims
- Seasonally Higher Net Cures & Aging Benefits; Continued Pressure From Mining Regions

U.S. Life Insurance: $39MM
- Favorable Impact From LTC In Force Rate Actions
- LTC Favorable Seasonal Existing Claim Experience
- Higher Lapses In Life Insurance

Runoff: $11MM
- Unfavorable Mortality Offsetting Market Performance

Corporate & Other: $(43)MM
- Favorable Tax Adjustments



2Q17
151
91
41
12
39
11
(43)
1Q17
143
73
36
13
53
14
(46)
2Q16
123
61
38
15
55
6
(52)
Net Income 202
Net Income 155
Net Income 172
Runoff
U.S. Life
Australia MI
Canada MI
U.S. MI
Corp/Other

[1]Non-GAAP Measure, See Appendix For Additional Information

Genworth 2Q17 Earnings Presentation - August 1, 2017 3

Genworth

U.S. Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW9,8007,60011,400 Loss Ratio2%17%24% Primary Delqs (#)20,67723,01925,798 Primary New Delqs (#)7,7768,4568,265 Primary Paid Claims1 (#)2,0331,5631,932 Primary Cures (#)8,0859,5838,137 % Of RIF2 2009+80%79%73% Premiums Up Versus Prior Year On Solid Growth In Insurance In Force Single Premium Mix Relatively Flat Sequentially & Down Versus Prior Year On Selective Participation Loss Ratio Down Sequentially & Versus The Prior Year From Favorable Reserve Adjustment & Improved Delinquency Performance Loss Ratio Of 2% In 2Q17 Included A Favorable Reserve Adjustment Of 8 Points RIF2 From 2009+ Continues To Grow As A Percent Of Total 1Direct Paid Claims In The Second Quarter Of 2017 Include Payment In Relation To An Agreement On Non-performing Loans..2Risk In Force 4 Genworth 2Q17 Earnings Presentation - August 1, 2017

Flow NIW3,7002,3004,400 Bulk NIW8008,00019,700 Canada Mortgage Insurance ($MM) ($MM) Loss Ratio4%16%20% Total Delqs (#)1,8092,0821,961 New Delqs (#)9651,2481,164 Paid Claims (#)428479425 Cures (#)810757812 Benefits/Changes In Policy Reserves Premiums Unfavorable $4MM Premium Impact From Foreign Exchange (FX) Versus Prior Year & Unfavorable $2MM Versus The Prior Quarter Flow NIW Increased Versus The Prior Quarter From Seasonally Larger Originations Market & Decreased Versus The Prior Year From A Smaller Market Size Bulk NIW Decreased Versus The Prior Quarter & Prior Year As A Result Of Regulatory Changes Introduced In 2016 Loss Ratio Down Sequentially & Versus The Prior Year From A Decrease In New Delinquencies, Net Of Cures & Lower Average Reserve Per Delinquency 2017 Full Year Loss Ratio Outlook Changed To A Range Of 15-25% From 20-30% Genworth 2Q17 Earnings Presentation - August 1, 2017

Australia Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW4,1004,1005,000 Bulk NIW6001,000800 Loss Ratio34%35%36% Total Delqs (#)7,2856,9266,413 New Delqs (#)3,1452,8523,215 Paid Claims (#)355356286 Cures (#)2,4312,3012,405 Minimal Foreign Exchange (FX) Impact On Premiums Versus Prior Quarter & Prior Year Flow NIW Flat Sequentially & Down Versus Prior Year Primarily From Lower Market Penetration Attributable To A Change In Customer Mix Loss Ratio Down Slightly Versus The Prior Quarter & Prior Year With An 8 Point Positive Impact From Non-Reinsurance Recoveries On Paid Claims Sequential Seasonal Increase In New Delinquencies, Net Of Cures 2017 Full Year Loss Ratio Outlook Maintained At A Range Of 40-50% Genworth 2Q17 Earnings Presentation - August 1, 2017

MI Businesses – Capital Adequacy[1]

U.S. MI – Consolidated RTC[2]



Target RTC Ratio: <18.0:1
13.0
13.6
15.0
2Q17
1Q17
2Q16

	2Q17	1Q17	2Q16
PMIERs Sufficiency[3]	122%	118%	115%

Strong PMIERS Sufficiency Ratio In Excess Of $500MM Above Requirements

Canada – MCT[4] (%)



Target MCT Range: 160 - 165%
167
162
233
Target MCT Ratio: 220%
2Q17
1Q17
2Q16

New Regulatory Capital Framework Effective January 1, 2017 With Recalibrated Minimum Requirement Of 150% & Targeted Range Of 160 - 165%

Australia – PCA[5] (%)



Target PCA Range: 132 to 144%
181
171
156
2Q17
1Q17
2Q16

Portfolio Seasoning Continues To Lower Required Capital & Improve The PCA Ratio

[1]Company Estimate For 2Q17, Due To Timing Of The Filing Of Statutory Statements; [2]Risk-To-Capital; [3]Calculated As Available Assets Divided By Required Assets As Defined Within PMIERs. As of June 30, 2017, March 31, 2017 & June 30, 2016, The PMIERs Sufficiency Ratios Were In Excess Of $500 Million, $400 Million & $350 Million, Respectively, Of Available Assets Above The PMIERs Requirements; [4]Minimum Capital Test; [5]Prescribed Capital Amount

Genworth 2Q17 Earnings Presentation - August 1, 2017 7

Genworth

2Q17 Summary – U.S. Life Insurance

Highlights

LTC: $33MM

- Sequentially Higher Premiums & Reserve Releases From Rate Increases & Associated Reduced Benefit Elections By Policyholders
- Favorable Seasonal Existing Claim Experience
- First Half Results Reflect Continued Growth Of New Claims
- 2Q17 Favorable Reserve Correction Of $13MM After-Tax & Net Of Profits Followed By Losses Reserves
- Prior Period Unfavorable Items Include $14MM In 1Q17 & $29MM In 2Q16

Life Insurance: $(1)MM

- Higher Lapses From Large Books Entering The Post-Level Premium Periods Driving Higher Deferred Acquisition Cost (DAC) Amortization
- Unfavorable Reserve Growth & Higher DAC Amortization In The First Half Of 2017 Reflecting Universal Life Assumptions Updates From 4Q16
- 2Q17 Unfavorable Impact Of $14MM After-Tax From Model Corrections & Refinements

Fixed Annuities: $7MM

- 2Q17 $10MM After-Tax Loss Recognition Testing (LRT) Charge From Interest Rates & Unfavorable Mortality As Compared To Prior Quarter
- 2Q16 Results Include Unfavorable $28MM After-Tax Impacts From LRT & Third Party Reinsurance Recapture

Adjusted Operating Income (Loss)

($MM)



LTC
Fixed Annuities
Life
39
33
7
(1)
53
14
16
23
55
37
31
(13)
2Q17
1Q17
2Q16

Genworth 2Q17 Earnings Presentation - August 1, 2017 8

Genworth

Benefits & Other Changes In Policy Reserves & Loss Ratio (%) Long Term Care Insurance Results Reflect Current Low Interest Rate Environment & Variability In Prepayment Speeds, Limited Partnership Performance & Bond Call Income $62MM Estimated Pre-Tax Benefit In 2Q17 From Implemented In Force Premium Rate Actions1 $112MM Estimated Pre-Tax Benefit In 2Q17 From Implemented In Force Premium Rate Actions1 Net Investment Income & Yield Premiums 71.0% 72.0% 70.1% 1$163MM Pre-Tax (Or $106MM After-Tax) Impact From Rate Actions In 2Q17 Includes $(11)MM Pre-Tax Impact From Commissions, Premium Tax & Other Adjustments ($MM) ($MM) ($MM) Genworth 2Q17 Earnings Presentation - August 1, 2017

LTC In Force Premium Rate Increase

Rate Action Progress

Approved Filings	FY15 Actual	FY16 Actual	1Q17 Actual	2Q17 Actual	Comments
State Filings Approved	69	96	11	25	
Impacted In Force Premium ($MM)	739	719	98	87	Majority Of 2017 Approvals Planned For 2H17
Weighted Average % Rate Increase Approved on Impacted In Force	29%	28%	22%	35%	

Filings Submitted	FY15 Actual	FY16 Actual	1Q17 Actual	2Q17 Actual	Comments
State Filings Submitted	79	79	18	28	Filing Activity Expected To Increase In 2H17
In Force Premium Submitted ($MM)	546	834	24	216	

Estimated Impact To Adjusted Operating Income (Loss) From Rate Actions & Key Drivers[1]

	2014	2015	2016	1Q17	2Q17
Estimated Adjusted Operating Income From Rate Actions[2] ($MM)	**186**	**255**	**385**	**99**	**106**


Premiums, Net
Reserve Changes, Net
92
102
155
114
236
168[3]
66
37
73
40
2014
2015
2016
1Q17
2Q17

[1]Includes All Implemented Rate Actions Since 2012. Earned Premium & Reserve Change Estimates Reflect Certain Simplifying Assumptions That May Vary Materially From Actual Historical Results, Including But Not Limited To, A Uniform Rate Of Co-Insurance & Premium Taxes In Addition To Consistent Policyholder Behavior Over Time. Actual Behavior May Differ Significantly From These Assumptions; Excludes Reserve Updates Resulting From Profits Followed By Losses; [2]Estimated Adjusted Operating Income From Rate Actions Includes Estimates For Commissions & Premium Taxes, Net Of Tax Of $(8)MM, $(14)MM, $(19)MM, $(4)MM & $(7)MM, Respectively; [3]2016 Included ($4MM) After-Tax Unfavorable Correction Related To The Calculation For Reduced Benefit Options

Genworth 2Q17 Earnings Presentation - August 1, 2017 10

Genworth

Benefits & Other Changes In Policy Reserves Life Insurance Variability In Prepayment Speed Adjustments Impacting Reported Net Investment Income & Yield Unfavorable Mortality Versus Prior Year Reflects Run-Off Block & Elevated Lapses Primarily From Large 15-Year & 20-Year Term Life Insurance Blocks Entering The Post-Level Premium Periods Net Investment Income & Yield Premiums & Policy Fees & Other Income ($MM) ($MM) ($MM) Genworth 2Q17 Earnings Presentation - August 1, 2017

SPDA2 Spread1.55%1.55%1.48% SPIA3 Spread1.19%0.88%0.69% Fixed Annuities 1Net Investment Income Less Interest Credited; 2Single Premium Deferred Annuities; Excludes Fixed Indexed Annuities; 3Single Premium Immediate Annuities; Includes Both Paid & Unpaid Interest Credited; 4Excludes Incurred But Not Reported; Mortality Gain (Loss) Represents The Pre-Tax Income Impact Of The Product's Actual Mortality Experience Compared To The Mortality Assumptions Embedded In The Reserves Of The Product ($MM) ($MM) Benefits/Changes In Policy Reserves & SPIA Mortality Net Investment Spread1 SPIA Mortality G/(L)4(11)3(11) Variability In Prepayment Speeds, Limited Partnership Performance & Bond Call Income Impacting Reported Investment Spreads 2Q17 Negatively Impacted From A $16MM Pre-Tax Reserve Increase From LRT 2Q16 Reflects A Decrease Of $45MM Pre-Tax From Third Party SPIA Reinsurance Recapture Partially Offset By An Increase Of $18MM Pre-Tax Reserve Increase From LRT Genworth 2Q17 Earnings Presentation - August 1, 2017

Net Investment Income

Net Investment Income


($MM)
801
790
779
2Q17
1Q17
2Q16

	2Q17	1Q17	2Q16
GNW Reported Yield	4.57%	4.53%	4.48%
GNW Core Yield[1]	4.47%	4.48%	4.48%
U.S. Life Ins. Segment Reported Yield	4.88%	4.80%	4.91%
Impairments	(2)	(1)	(22)

Highlights

Continued Variability In Net Investment Income From Prepayment Speeds, Limited Partnership Performance & Bond Call Income

$2.7B Of Asset Purchases In 2Q17

- ~$2.2B Primarily In Investment Grade Public Corporates, Investment Grade Structured Securities, & Commercial Mortgage Loans With An Average Yield Of 3.73%
- ~$0.5B In Short-Term Holdings & Temporary U.S. Treasuries With An Average Yield Of 1.50%

[1]Non-GAAP Measure, See Appendix

Genworth 2Q17 Earnings Presentation - August 1, 2017 13 Genworth

Genworth 2Q17 Earnings Presentation - August 1, 2017 Variance (141) 1 Holding Company Cash & Liquid Assets Comprise Assets Held In Genworth Holdings, Inc. (The Issuer Of Outstanding Public Debt) Which Is A Wholly-Owned Subsidiary Of Genworth Financial, Inc.; 2 Comprises Cash & Cash Equivalents Of $758 Million & U.S. Government Bonds Of $100 Million As Of 6/30/17 And Cash & Cash Equivalents Of $849 Million & U.S Government Bonds Of $150 Million, As Of 3/31/17 $12MM Of Dividends Received From Canada MI During 2Q17 $(93)MM Holding Company Net Other Items, Includes Taxes Of ~$(73)MM, Primarily Related To Intercompany Tax Settlements and Payments To GE Under The Tax Matters Agreement Balance Includes $175MM Committed To Facilitate The Separation & Isolation Of The LTC Business ~$45MM Restricted Cash/ Liquid Assets ($MM) Cash & Liquid Assets Roll Forward Holding Company Cash & Liquid Assets1 1.5x Debt Int. Exp. ~$74MM Restricted Cash/Liquid Assets

Appendix Genworth 2Q17 Earnings Presentation - August 1, 2017

Total Genworth Financial, Inc.’s Stockholders’ Equity (GAAP) ($MM) 2Q17 1Q17 4Q16 3Q16 2Q16 U.S. MI 2,270 2,183 2,070 2,089 2,015 Canada MI 1,676 1,617 1,565 1,601 1,592 Australia MI 719 701 651 687 706 U.S. Life Insurance 10,842 10,943 10,980 12,897 11,868 LTC1 7,328 7,420 7,621 8,957 8,155 Life Insurance1 2,685 2,615 2,452 2,892 2,640 Fixed Annuities1 829 908 907 1,048 1,073 Runoff1 572 582 671 616 557 Corporate & Other1,2 (3,061) (3,214) (3,293) (3,019) (1,605) Total 13,018 12,812 12,644 14,871 15,133 1Includes Estimate Of Allocated Deferred Tax Balances By Product Line; 2Includes Value Of Long-Term Borrowings Of Genworth Holdings, Inc. Genworth 2Q17 Earnings Presentation - August 1, 2017

Use Of Non-GAAP Measures This presentation includes the non-GAAP financial measures entitled "adjusted operating income (loss)”. The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth’s common stockholders in accordance with GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss) are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) is not substitute for net income (loss) available to Genworth’s common stockholders determined in accordance with GAAP. In addition, the company's definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) attributable to Genworth’s common stockholders and adjusted operating income (loss) assume a 35 percent tax rate (unless otherwise indicated) and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for deferred acquisition costs (DAC) and other intangible amortization and certain benefit reserves. In June 2016, the company completed the sale of its term life insurance new business platform and recorded a pre-tax gain of $12 million. In May 2016, the company completed the sale of its mortgage insurance business in Europe and recorded an additional pre-tax loss of $2 million. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the sale of businesses. In June 2016, the company settled restricted borrowings of $70 million related to a securitization entity and recorded a $64 million pre-tax gain related to the early extinguishment of debt. This transaction was excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the early extinguishment of debt. In the first quarter of 2017, the company recorded a pre-tax expense of $1 million related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses. In the second quarter of 2016, the company also recorded a pre-tax expense of $5 million related to restructuring costs. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented. This presentation includes the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP. In addition, the company’s definition of core yield may differ from the definitions used by other companies. A reconciliation of core yield to reported GAAP yield is included in this appendix. Genworth 2Q17 Earnings Presentation - August 1, 2017

Reconciliation Of Net Income To Adjusted Operating Income Genworth 2Q17 Earnings Presentation - August 1, 2017

Reconciliation Of Core Yield To Reported Yield Genworth 2Q17 Earnings Presentation - August 1, 2017

Definition Of Selected Operating Performance Measures Management uses selected operating performance measures including ''sales" and "insurance in force" or "risk in force" which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written to be a measure of the company's operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company's revenues or profitability during that period. Management regularly monitors and reports insurance in force and risk in force. Insurance in force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in force and risk in force to be measures of the company's operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company's revenues or profitability during that period. Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses. An assumed tax rate of 35% is utilized in certain adjustments to adjusted operating income (loss) and in the explanation of specific variances of operating performance and investment results. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. The company allocates the consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Results Of Operations By Segment Genworth 2Q17 Earnings Presentation - August 1, 2017

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following: risks related to the proposed transaction with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) including: the company's inability to complete the transaction in a timely manner or at all; the parties’ inability to obtain regulatory approvals, or the possibility that the parties may delay the transaction or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; existing and potential legal proceedings may be instituted against the company in connection with the announcement of the transaction that may delay the transaction, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts the company's current plans and operations as a result of the announcement and consummation of the transaction; certain restrictions during the pendency of the transaction that may impact the company's ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in debt or the company's financial strength ratings; changes in applicable laws or regulations; the company’s ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction; the risks related to diverting management's attention from the company's ongoing business operations; the merger agreement may be terminated in circumstances that would require the company to pay Oceanwide a fee; the company's ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company's relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company's business; strategic risks in the event the proposed transaction with Oceanwide is not consummated including: the company's inability to successfully execute alternative strategic plans to effectively address its current business challenges (including with respect to the restructuring of its U.S. life insurance businesses, debt obligations, cost savings, ratings and capital); the company’s ability to continue to sell long term care insurance policies, the company's inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or the company's challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; inability to achieve anticipated cost-savings in a timely manner; or adverse tax or accounting charges; and inability to increase the capital needed in the company's businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required; risks relating to estimates, assumptions and valuations including: inadequate reserves and the need to increase reserves (including as a result of any changes the company may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); inaccurate models; deviations from the company's estimates and actuarial assumptions or other reasons in its long term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (DAC) and present value of future profits (PVFP) (including as a result of any changes it may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on the company's financial results as a result of projected profits followed by projected losses (as is currently the case with its long term care insurance business); and changes in valuation of fixed maturity, equity and trading securities; risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, the company's business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company's loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets; Genworth 2Q17 Earnings Presentation - August 1, 2017

Cautionary Note Regarding Forward-Looking Statements Genworth 2Q17 Earnings Presentation - August 1, 2017 regulatory and legal risks including: extensive regulation of the company's businesses and changes in applicable laws and regulations; litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company's subsidiaries (particularly its international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company's international operations; inability to maintain the private mortgage insurer eligibility requirements (PMIERs); inability of the company's U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company's mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; and changes in accounting and reporting standards; liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the company's ability to obtain financing under a credit facility); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company's fixed maturity securities portfolio; and defaults on the company's commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance; operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; availability, affordability and adequacy of reinsurance to protect the company against losses; competition; competition in the company's mortgage insurance businesses from government and government-owned and government-sponsored enterprises (GSEs) offering mortgage insurance; the design and effectiveness of our disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company's computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information; insurance and product-related risks including: the company's inability to increase sufficiently, and in a timely manner, premiums on in force long term care insurance policies and/or reduce in force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company's failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums); the company's inability to reflect future premium increases and other management actions in its margin calculation as anticipated; failure to sufficiently increase new sales for the company's long term care insurance products; inability to realize anticipated benefits of the company's rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company's mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company's U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company; other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against the company's deferred tax assets; the possibility that in certain circumstances the company will be obligated to make payments to General Electric Company (GE) under the tax matters agreement with GE even if its corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of the company's certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and risks relating to the company's common stock including: the continued suspension of payment of dividends; and stock price fluctuations. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.